Exhibit 99.1

Eve, Aviair and HeliSpirit announce partnership with an order of up to 50 eVTOLs

Singapore, February 16, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, Aviair and HeliSpirit, part of the HM Consolidated group, today announced at the Singapore Airshow a partnership between Eve and HeliSpirit. The collaboration contemplates an order of up to 50 electric vertical take-off and landing aircraft (eVTOL) with flights commencing from 2026 by Aviair or HeliSpirit.

Aviair and HeliSpirit are multi-award winning operators that serve some of Western Australia’s most iconic tourist attractions in the Kimberley, South-West, and Greater Perth regions. The new partnership will add eVTOLs to the company’s existing fleet of over 50 rotary and fixed-wing aircraft and introduce Eve’s zero-emission aircraft into service in these locations.

Aviair and HeliSpirit Managing Director, Michael McConachy said, “this year marks 20 years of HeliSpirit being eco-accredited as a green travel leader, entering us into the Eco Tourism Australia Hall of Fame, so this is great timing to commit to significantly reducing our carbon footprint by operating zero-emission electric aircraft.”

“Eve’s eVTOL technology is well-aligned with our business model and desire to be at the forefront of carbon-neutral solutions for the aviation industry. The low-noise footprint of the aircraft makes them particularly well-suited to operations in sensitive natural settings, including national parks and World Heritage-listed areas, as well as for urban transfers providing quick and efficient solutions for both business and tourism travellers,” Mr. McConachy added.

“This initiative is a significant milestone for Eve. Our partnership opens up an important market in Western Australia that will see our aircraft serving Australia’s iconic tourist attractions with zero-emission and low-noise flights. We share a common vision of a carbon-neutral future for air mobility, supported by Eve’s eVTOL, comprehensive service and support network, and air traffic management solutions,” said Andre Stein, co-CEO of Eve.

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

About Aviair and HeliSpirit

Multi-award winning Aviair and HeliSpirit (part of the HMC Group) have been at the forefront of tourism since 1984 and have become recognised leaders in the industry within Western Australia and beyond.

Owned by Michael McConachy (Managing Director) and Geoff Hamilton, the businesses offer specialist charter, regular public transport (RPT) and tourism services across Western Australia, the Northern Territory and South Australia, with head offices located in Kununurra, WA.

With business foundations based around the twin principles of safety and service, the group operate a fleet of more than 50 modern and well-presented aircraft, including a range of high-performance and turbine aircraft types.

Aviair and HeliSpirit are the specialists when it comes to touring the spectacular Kimberley region, including the World Heritage-listed Purnululu National Park and remote Mitchell Falls located on the north Kimberley Coast.

The business also extends as far south as Esperance in WA, and as far east as Adelaide in South Australia where it provides specialist aviation services to the South Australian Government.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s and HeliSpirit’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential order of 50 eVTOLs, the ability of Eve to deliver eVTOL aircraft in 2026, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.